CUSIP No. ................


                                  EXHIBIT 2(a)


                  This statement is being filed by J.P. Morgan Partners (BHCA), L.P. (formerly known as Chase Equity Associates, L.P.), a Delaware limited partnership (hereinafter referred to as "JPMP (BHCA)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP
(BHCA) is engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P. (formerly known as Chase Capital Partners, a New York general partnership), a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (BHCA), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp. (formerly known as Chase Capital Corporation), a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (BHCA), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

                  JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.















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CUSIP No. ................


                                                                      SCHEDULE A

                               JPMP CAPITAL CORP.

                              EXECUTIVE OFFICERS(1)

President                                                   Jeffrey C. Walker*
Executive Vice President                                    Mitchell J. Blutt, M.D.*
Executive Vice President                                    Arnold L. Chavkin*
Executive Vice President                                    John M.B. O'Connor*
Managing Director                                           Dr. Dana Beth Ardi
Managing Director                                           Christopher C. Behrens*
Managing Director                                           Julie Casella-Esposito*
Managing Director                                           Rodney A. Ferguson*
Managing Director                                           Cornell P. French*
Managing Director                                           Michael R. Hannon*
Managing Director                                           Alfredo Irigoin*
Managing Director                                           Andrew Kahn*
Managing Director                                           Jonathan R. Lynch*
Managing Director                                           Stephen P. Murray*
Managing Director                                           Timothy Purcell*
Managing Director                                           Faith Rosenfeld*
Managing Director                                           Shahan D. Soghikian*
Managing Director                                           Timothy J. Walsh*
Managing Director                                           Richard D. Waters, Jr. *
Managing Director                                           Damion E. Wicker, M.D.*
Managing Director                                           Eric R. Wilkinson*
Senior Vice President and Assistant Secretary               James Hutter*
Senior Vice President and Assistant Secretary               Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary    Elisa R. Stein*
Vice President and Assistant Secretary                      Richard Madsen*
Vice President and Assistant Secretary                      Puneet Gulati*



----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.




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CUSIP No. ................



Vice President and Assistant Secretary                      Thomas Szymoniak*
Vice President and Assistant Secretary                      Scott Kraemer*
Secretary                                                   Anthony J. Horan**
Assistant Secretary                                         Robert C. Caroll**
Assistant Secretary                                         Denise G. Connors**
Assistant Secretary                                         Euisun Lisa Lee**
Assistant Secretary                                         Timothy Samson**






                                   DIRECTORS(1)


                              William B. Harrison**

                               Jeffrey C. Walker*















----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

CUSIP No. ................


                                                                      SCHEDULE B


                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)



Chairman of the Board and Chief Executive Officer       William B. Harrison Jr.*
Vice Chairman                                           David A. Coulter*
Vice Chairman                                           Walter A. Gubert*
Vice Chairman                                           Thomas B. Ketchum*
Vice Chairman                                           Donald H. Layton*
Vice Chairman                                           James B. Lee Jr. *
Vice Chairman                                           Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management and
Administration                                          Marc J. Shapiro*
Executive Officer                                       Steven D. Black*
Executive Officer                                       Donald H. McCree III*
Executive Officer                                       James I. Staley*
Executive Officer                                       Don M. Wilson*
Executive Officer                                       William T. Winters*
Executive Vice President; General Auditor               William J. Moran*
Executive Vice President; Chief Financial Officer       Dina Dublon*
Executive Vice President; Head of Market Risk
Management                                              Lesley Daniels Webster*
Chief Credit Officer                                    Robert S. Strong*
Managing Director                                       Paul W. Brandow*
Managing Director; Corporate Treasurer                  David B. Edelson*
Managing Director; Head of Credit Risk Policy           Suzanne Hammett*
Managing Director                                       Louis M. Morrell*
Managing Director                                       John Steinhardt*
Managing Director                                       John Wilmet*
Managing Director                                       Jorge V. Jasson*
General Counsel                                         William H. McDavid*
Corporate Secretary                                     Anthony James Horan*
Senior Vice President; Assistant General Counsel        Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer         Gregory S. Meredith*
Director of Human Resources                             John J. Farrell*
Director of Corporate Marketing and Communications      Frederick W. Hill*
Controller                                              Joseph L. Scalfani*
Assistant Corporate Secretary                           James C. Berry*



----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.





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CUSIP No. ................



                                  DIRECTORS(1)


                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer              Retired Chairman of the Board and
                               Chief Executive Officer
                               Deere & Company
                               One John Deere Place
                               Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel              Chairman and Chief Executive Officer
                               Bechtel Group, Inc.
                               P.O. Box 193965
                               San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.         President and Chief Executive Officer
                               The Hearst Corporation
                               959 Eighth Avenue
                               New York, New York 10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy           Chairman of the Board
                               Honeywell International
                               P.O. Box 3000
                               Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns              Chairman of the Board
                               Ryder System, Inc.
                               3600 N.W. 82nd Avenue
                               Miami, Florida 33166
--------------------------------------------------------------------------------
 H. Laurence Fuller            Retired Co-Chairman
                               BP Amoco p.l.c.
                               1111 Warrenville Road, Suite 25
                               Chicago, Illinois  60563
--------------------------------------------------------------------------------
 Ellen V. Futter               President and Trustee
                               American Museum of Natural History
                               Central Park West at 79th Street
                               New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III          President and Chief Executive Officer
                               The College Fund/UNCF
                               9860 Willow Oaks Corporate Drive
                               P.O. Box 10444
                               Fairfax, Virginia 22031
--------------------------------------------------------------------------------



----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.

CUSIP No. ................



                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 William B. Harrison, Jr.      Chairman of the Board and Chief Executive Officer
                               J.P. Morgan Chase & Co.
                               270 Park Avenue, 8th Floor
                               New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan              Of Counsel
                               Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York 10036
--------------------------------------------------------------------------------
 Lee R. Raymond                Chairman of the Board and Chief Executive Officer
                               Exxon Mobil Corporation
                               5959 Las Colinas Boulevard
                               Irving, TX 75039-2298
--------------------------------------------------------------------------------
 John R. Stafford              Chairman of the Board
                               American Home Products Corporation
                               5 Giralda Farms
                               Madison, New Jersey 07940
--------------------------------------------------------------------------------
 Lloyd D. Ward                 Chief Executive Officer
                               U.S. Olympic Committee
                               One Olympic Plaza
                               Colorado Springs, CO 80909
--------------------------------------------------------------------------------